SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                               FORM 8-K

                              Amendment No. 1


                            Amendment to Report
               Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934




                              MICROENERGY, INC.
      (Exact name of Registrant as Specified in its Charter)


    Delaware                  0-12595          36-3262274
(State of Incorporation)  (Commission File   (IRS Employer
                           Number)           Identification No.)



     The undersigned registrant hereby amends the following exhibit of its current report dated April 20, 1998 on form 8-K as set forth in the pages attached hereto:

     Exhibit 2  Pro Forma Financial Statements


     Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

     Dated:  May 28, 1998

                                   MICROENERGY, INC.

                                   By:
                                      Robert J. Fanella
                                      Chief Financial Officer


EXHIBIT 2:     FINANCIAL STATEMENTS

The following unaudited pro forma consolidated condensed balance sheet of MicroEnergy, Inc. as of March 31, 1998 assumes that the Sale was consummated at the balance sheet date. The pro forma adjustments are provided for informational purposes only and should not be construed to be indicative of the financial condition of MicroEnergy, Inc.

                             MicroEnergy, Inc.
                     PRO FORMA CONDENSED BALANCE SHEET
                              MARCH 31, 1998
                                (UNAUDITED)

                              03/31/98   Adjustments   03/31/98
     ASSETS                   Historical  for sale     Pro Forma
                              ----------  ----------   ----------
Current Assets
 Cash                             86,499     (81,821)       4,678
 Accounts Receivable           1,818,888     (85,194)   1,733,694
 Inventory                     3,023,064    (181,145)   2,841,919
 Other Current Assets             59,044        --         59,044
  Total Current Assets         4,987,495    (348,160)   4,639,335

Machinery and Equipment        6,347,909  (1,621,571)   4,726,338
Accumulated Depreciation      (4,398,994) (1,065,204)  (3,333,790
  Net Equipment                1,948,915    (556,367)   1,392,548

Other Assets                     103,275     (39,250)      64,025
  Total Assets                 7,039,685    (943,777)   6,095,908

    LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities
 Curr Port Long-term Oblig       702,783    (154,096)     548,687
 Accounts Payable                723,817     (82,425)     641,392
 Accrued Expenses                242,585     (79,228)     163,357
   Total Current Liabilities   1,669,185    (315,749)   1,353,436

Long-term Obligations          4,285,461    (191,127)   4,094,334
Inter-Company Account              --       (403,489)    (403,489
   Total liabilities           5,954,646    (910,365)   5,044,281

   EQUITY
Preferred Stock                2,605,282       --       2,605,282
Common Stock                   4,646,117       --       4,646,117
Warrants                         112,800       --         112,800
Unrealized Loss on Securities    (52,772)      --         (52,772
Retained Earnings             (5,255,998)    (28,685)  (5,284,683
Curr Year Income/(Loss)         (970,390)     (4,727)    (975,117
   Total Equity                1,085,039     (33,412)   1,051,627

Total Liab & Equity            7,039,685    (943,777)   6,095,908


                PRO FORMA CONDENSED STATEMENT OF OPERATIONS

     The following unaudited pro forma condensed statements of operations of MicroEnergy, Inc. for the fiscal year ended June 30, 1997 and for the nine month periods ended March 31, 1998 and March 31, 1997 assume that the Sale was consummated at the beginning of the periods presented. The pro forma data is provided for informational purposes only and should not be construed to be indicative of actual results that would have been achieved had the Sale been consummated at the beginning of the respective periods, and is not necessarily indicative of future results.
                               MicroEnergy, Inc.
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED; $'S IN 000'S)
                              Nine Months Ended $'s
                         March 31, 1998        March 31, 1997
                       History   Pro forma   History   Pro forma
                       --------  ---------   --------  --------
Operating Revenues       9,563      8,352     11,841    10,735

Operating costs         10,633      9,461     11,638    10,810

Income/(Loss) from
   Operations           (1,070)    (1,109)       203       (75)

Interest Expense           334        300        223       191

Income/(Loss) before
 Extraordinary item     (1,404)    (1,409)       (20)     (266)

Extraordinary item         434        434         --       --

Net Income/(Loss)         (970)      (975)       (20)     (266)

                             Fiscal Year Ended $'s
                               June 30, 1997
                           History   Pro forma
                           --------  ---------
Operating Revenues         15,683     14,163

Operating costs            15,245     13,793

Income/(Loss) from
   Operations                 438        370

Interest Expense              343        298

Income/(Loss) before
 Extraordinary item            95         72

Extraordinary item             --         --

Net Income/(Loss)              95         72